LORD ABBETT MUNICIPAL INCOME FUND, INC.	LORD ABBETT MUNICIPAL INCOME TRUST

Lord Abbett Connecticut Tax Free Fund Lord Abbett Hawaii Tax Free Fund Lord Abbett Missouri Tax Free Fund	Lord Abbett Georgia Tax Free Trust Lord Abbett High Yield Municipal Bond Fund Lord Abbett Intermediate Tax Free Fund Lord Abbett Pennsylvania Tax Free Trust Lord Abbett Short Duration Tax Free Fund

Supplement dated July 30, 2010 to the

Prospectus and Statement of Additional Information (“SAI”) dated February 1, 2010

This Supplement supersedes the Supplement dated July 28, 2010 to the Prospectus and SAI dated February 1, 2010. Accordingly, the Prospectus and SAI are supplemented with the following:

The Funds’ Boards have approved proposals to combine similarly managed Funds into a single larger Fund and change the state in which some Funds are organized. These changes are part of Lord Abbett’s effort to streamline its municipal bond Fund line-up, which potentially could result in operating efficiencies and cost savings for the Funds. The specific changes are as follows:

1.

The reorganization of each “Acquired Fund” listed below into Lord Abbett National Tax Free Fund (the “National Fund” or the “Acquiring Fund”) (each, a “Reorganization” and collectively, the “Reorganizations”). Lord Abbett believes that the Reorganizations offer many potential advantages that should benefit shareholders over the long term, including the opportunity to continue to invest in a Fund with substantially similar investment parameters that seeks income free from federal taxes, but as part of a larger Fund with greater investment flexibility, potentially higher yield, and a potentially lower net expense ratio (after deducting interest and related expenses). In addition, Lord Abbett believes that certain efficiencies and cost savings can be achieved by combining similarly managed Funds. The Reorganization of an Acquired Fund into the Acquiring Fund would mean that: (1) the resulting Fund would be managed according to the investment objective, policies, and strategies of the Acquiring Fund; (2) shareholders of the Acquired Fund would become shareholders of the Acquiring Fund; and (3) the Acquired Fund would be terminated and its shares no longer would be offered. The Acquired and Acquiring Funds involved in each proposed Reorganization are:

Acquired Fund	Acquiring Fund
Lord Abbett Connecticut Tax Free Income Fund	Lord Abbett National Tax Free Income Fund
Lord Abbett Georgia Tax Free Trust	Lord Abbett National Tax Free Income Fund
Lord Abbett Hawaii Tax Free Income Fund	Lord Abbett National Tax Free Income Fund
Lord Abbett Missouri Tax Free Income Fund	Lord Abbett National Tax Free Income Fund
Lord Abbett Pennsylvania Tax Free Trust	Lord Abbett National Tax Free Income Fund

2.

Changing the state in which each of the “Delaware Funds” listed below is organized to Maryland. This would be accomplished by reorganizing each Delaware Fund into a newly organized corresponding series of Lord Abbett Municipal Income Fund, Inc., a Maryland corporation, with the same name, investment parameters, fees and expenses, and other attributes (each, a “Maryland Fund” and collectively, the “Maryland Funds”) (each, a “Redomestication” and collectively, the “Redomestications”). Lord Abbett believes that adopting a single form of organizational structure for all of its municipal bond Funds, with a single set of governing documents, will greatly simplify the administration and oversight of these Funds and other funds in the Lord Abbett Family of Funds, many of which also are organized as Maryland corporations, providing the potential to eliminate duplicative expenses and reduce Fund expenses in the future. The Redomestication of a Delaware Fund would mean that shareholders of the Delaware Fund would become shareholders of the corresponding Maryland Fund. For all practical purposes, the nature of a shareholder’s investment in a Delaware Fund would not change as a result of that Fund’s Redomestication. The Delaware Funds involved in the proposed Redomestications are:

Delaware Funds
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett Short Duration Tax Free Fund

The Reorganizations and Redomestications require shareholder approval. Accordingly, at a shareholder meeting scheduled to be held on November 5, 2010, shareholders of record as of August 17, 2010 (the “Record Date”) will be asked to approve the proposal that applies to their Fund. Only shareholders of an Acquired Fund as of the Record Date may vote on that Fund’s Reorganization and only shareholders of a Delaware Fund as of the Record Date may vote on that Fund’s Redomestication. If shareholders approve the Reorganizations and Redomestications, these transactions are expected to be completed as soon as possible after the shareholder meeting, but not later than November 30, 2010.

Proxy materials describing the proposed Reorganizations or Redomestications in detail will be mailed in September 2010 to Acquired Fund or Delaware Fund shareholders as of the Record Date, as applicable. If you would like more information, you may obtain a copy of the proxy materials by writing to the Funds, by calling 888-522-2388, or via the Internet at www.lordabbett.com.

Please retain this document for your future reference.

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